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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT - April 23, 2002
                       (Date of Earliest Event Reported)

                          COLUMBIA LABORATORIES, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                         Commission File No.  1-10352


                  Delaware                                59-2758596
   --------------------------------------          ------------------------
          (State of Incorporation)                     (I.R.S. Employer
                                                      Identification No.)

     220 South Orange Avenue, 2nd Floor
          Livingston, New Jersey                             07039
   --------------------------------------          ------------------------
           (Address of principal                            Zip Code
             executive offices)


      Registrant's telephone number, including area code: (973) 994-3999

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Item 5. Other Events.

On April 23, 2002, Columbia Laboratories, Inc. sold 337,079 shares of its common stock to Acqua Wellington North American Equities Fund, Ltd., at a purchase price of $4.45 per share (representing a negotiated discount to the market price), for gross proceeds to Columbia Laboratories, Inc. of $1.5 million.

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2002

                                        COLUMBIA LABORATORIES, INC.


                                        By: /s/ David L. Weinberg
                                           ----------------------------------
                                           Name:  David L. Weinberg
                                           Title: Chief Financial Officer

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